SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                   NOVEMBER 25, 1996
                (DATE OF REPORT, DATE OF EARLIEST EVENT REPORTED)

                               STAGE STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  Delaware                         000-21011               76-0407711
(STATE OR OTHER                  (COMMISSION             (IRS EMPLOYER
JURISDICTION OF                  FILE NUMBER)            IDENTIFICATION
INCORPORATION)                                                 NO.)

  10201 Main Street, Houston, Texas                    77025
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                 (713) 667-5601
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

        A press release announcing operating results for Stage Stores, Inc. (the "Company") for the three and nine months ended November 2, 1996 was issued by the Company on November 25, 1996 and is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements:

               Not applicable.

         (b)   Pro Forma Financial Information:

               Not applicable.

         (c)   Exhibits:

               99.1 Press Release dated November 25, 1996 issued by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       STAGE STORES, INC.

November 25, 1996                      /s/ JAMES MARCUM
(Date)                                 James Marcum
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial and
                                       Accounting Officer)